EXHIBIT 10.4

CONVEYANCE IN LIEU OF FORECLOSURE AGREEMENT

THIS CONVEYANCE IN LIEU OF FORECLOSURE AGREEMENT (this "Agreement") is entered into as of September 20, 2010 (the "Effective Date"), by and between DKVCMT, LLC and DLVCMT, LLC, each a Delaware limited liability company having its principal place of business at 40941 Tonapah Road, Rancho Mirage, California 92270 (individually and collectively referred to, and jointly and severally obligated as, "Borrower"), DONALD P. KNAPP and DALE K. LENINGTON, each an individual having an address at 40941 Tonapah Road, Rancho Mirage, California 92270 (individually and collectively referred to, and jointly and severally obligated, as "Guarantor"), and ROIC CLAREMONT CENTER, LLC, a Delaware limited liability company, having its principal place of business at c/o Retail Opportunity Investments Corp., 3 Manhattanville Road, 2nd Floor, Purchase, New York 10577 ("Lender").

R E C I T A L S:

A.           Borrower is the owner of that certain real property (the "Land") located in the City of Claremont, County of Los Angeles, State of California, as more particularly described in Exhibit A attached hereto, and all buildings and other improvements (including fixtures) located on the Land (collectively, the "Improvements").  The Land and the Improvements, together with all rights and interests appurtenant to the Land and/or the Improvements, are sometimes referred to herein collectively as the "Real Property".

B.           Borrower is also the owner of (a) all machinery, equipment, furniture, furnishings, supplies and other tangible personal property used in connection with the Real Property (the "Personal Property"), (b) all development rights, utility reservations and rights, sewer capacity, water rights, licenses, permits, warranties, plans and specifications, architectural and engineering drawings and other intangible property related to the Real Property (the "Intangible Property"), (c) all leases, subleases, licenses or concession agreements and all other agreements for occupancy of the Real Property (collectively, the "Leases"), and (d) rents, profits, issues, fees, deposits, fees and other income and revenues from the Real Property (collectively, the "Rents").  The Real Property, Personal Property and Intangible Property are collectively referred to herein as the "Property."

C.           Lender's predecessor in interest made a loan ("Loan") to Borrower in the original maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00), of which principal in the amount of Nineteen Million Fifty-Five Thousand Six Hundred Twenty-Two and 72/100 Dollars ($19,055,622.72) was disbursed to Borrower, which Loan is evidenced by that certain Promissory Note dated June 28, 2007(the "Note") in the face amount of the Loan.  The Note is secured by, among other things, that certain (i) Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Deed of Trust") which encumbers the Property, dated June 28, 2007 and recorded on July 2, 2007 as Instrument No. 20071575477 in the Official Records of Los Angeles County, California ("Official Records"), and (ii) Assignment of Leases and Rents dated June 28, 2007 and recorded July 2, 2007 as Instrument No. 20071575478 in the Official Records (the "Assignment of Leases").  Certain

obligations of Borrower under the Loan Documents are guaranteed by the Guarantors.  The Note, the Deed of Trust, the Assignment of Leases and any other documents and instruments executed by Borrower or Guarantors evidencing, securing or otherwise relating to the Loan are hereinafter collectively referred to as the "Loan Documents."

D.           Borrower is currently in material default under the terms of the Loan Documents by, among other things, failing to pay the obligations evidenced by the Note on the Maturity Date (as defined in the Note)(collectively, the "Default").  Borrower and Guarantors acknowledge and agree that, as a result of the Default, Lender has the right to exercise any or all of its rights or remedies under the Loan Documents.  All indebtedness evidenced or secured by the Loan Documents is presently due and owing to Lender by Borrower without any counterclaims, setoffs or defenses whatsoever.

E.           As a result of the Default, Lender caused a Notice of Default ("Notice of Default") to be duly recorded on May 24, 2010 in the Official Records.  Borrower has notified Lender that Borrower is unable or unwilling to cure the existing Default.

F.           Borrower and Guarantor desires to obtain Lender's covenant not to maintain any suit or action against Borrower for payment of the indebtedness under the Loan Documents and against Guarantor for the guaranteed obligations, and, in consideration thereof, Borrower is willing to transfer the Property to Buyer (as defined below), subject to the Loan.

G.           It is the intent of Lender, which intent Borrower acknowledges, that (i) the transfer of the Property and the Loan to Buyer  as contemplated by this Agreement shall not cause a merger of Buyer's interest in the Property acquired hereunder with Lender's interest in the Property under the Deed of Trust, and (ii) Lender shall retain the ability and right to commence and to complete a judicial or nonjudicial foreclosure sale subsequent to the Closing (as defined below) under this Agreement and the transfer of the Property to Buyer, but Lender for itself and for Buyer and their respective successors and assigns, agrees not to seek a judgment for a deficiency or any other monetary judgment against Borrower and/or Guarantors.

H.           Borrower understands and acknowledges that: (i) Borrower is not obligated to enter into this Agreement, but is doing so of Borrower's own free will without interference, influence or coercion by Lender; (ii) Borrower has had the opportunity to consult with attorneys, appraisers and accountants of Borrower's choice for advice concerning the terms of this Agreement, the fair value of Borrower's interest in the Property and the tax implications of the transaction contemplated herein; (iii) Lender has pursued a course of fair dealing and that the transaction contemplated herein is fair and equitable; (iv) income from the Property is insufficient to pay for the operating expenses of the Property and the amounts owing under the Loan Documents; and (v) Borrower and Guarantor are entering into this Agreement to avoid the time, delay, expense and publicity attendant to foreclosure, and to enjoy the benefits of Lender's promises and covenants contained herein.

A G R E E M E N T:

NOW, THEREFORE, for good and valuable consideration, the receipt, fairness and adequacy of which are hereby acknowledged, Borrower and Lender agree as follows:

1.           Certain Definitions.  In addition to the terms defined in the Recitals and in other Sections of this Agreement, the following terms shall have the meanings set forth below:

"Bankruptcy Code" means the Federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

"Buyer" means ROIC Claremont Center II, LLC, a Delaware limited liability company.  Borrower hereby acknowledges and agrees that Buyer is an express, intended third-party beneficiary of this Agreement.

"Lender's Policy" means that certain lender's title insurance policy no. 71065372-X49 dated July 2, 2007, issued by the Title Company to Countrywide Commercial Real Estate, Inc., predecessor in interest to Lender.

"Loan Agreement" means that certain Loan Agreement dated as of June 28, 2007 between Borrower and Countrywide Commercial Real Estate, Inc., predecessor in interest to Lender.

"Permissible Exceptions" means (i) the rights of tenants under unrecorded Leases identified on the Rent Roll attached as Exhibit B hereto, as such tenants only, and (ii) those exceptions on Schedule B – Part 1 of the Lender's Policy.

"Title Company" means Chicago Title Insurance Company.

Capitalized terms appearing in this Agreement without definition shall have the respective meanings given to such terms in the Loan Agreement.

2.           Representations, Warranties and Covenants.  Borrower and each Guarantor hereby, jointly and severally, represents, warrants and covenants to Lender and Buyer, and each of them, which representations, warranties and covenants shall be true and correct as of the Effective Date and as of the Closing Date as if made on the Closing Date, that:

2.1           Authorization.  This Agreement and the Closing Documents (as defined below) constitute valid and legally binding obligations of Borrower enforceable in accordance with their respective terms.  The execution, delivery and performance of this Agreement and the other Closing Documents will not (a) violate or conflict with the organizational documents of Borrower, any agreement to which Borrower is a party or by which Borrower is bound, or any law, rule, regulation, judgment, court order or contractual restriction binding on or affecting Borrower; or (b) result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of the Property.  All consents and approvals which are required in connection with such conveyances, assignments, execution, delivery and performance have been duly obtained and given and are in full force and effect.  There have been no changes, amendments or modifications to the organizational documents since the date of the closing of the Loan.

2.2           Claims.  There are no claims, actions, suits or proceedings pending or to the knowledge of Borrower, contemplated, with respect to the Property or Borrower's ownership,

management, leasing or operations thereof (including claims of tort, breach of contract, violation of law or eminent domain).

2.3           Disclosure.  Borrower has previously delivered to William J. Hoffman, as receiver for the Property (herein, the "Receiver"), in accordance with that certain Order Appointing Receiver entered August 25, 2010 in that certain action captioned ROIC Claremont Center, LLC, a Delaware limited liability company, Plaintiff, vs. DKVCMT, LLC, a Delaware limited liability company; DLVCMT, LLC, a Delaware limited liability company, and Does 1 through 100, inclusive, Superior Court of the State of California, for the County of Los Angeles, Central District, Case No. BC 439512, all files, correspondence, documents, agreements, instruments, written materials and written information pertaining to the Real Property which Borrower, Guarantor and/or their respective agents have in their possession or control, or can reasonably be obtained by Borrower, Guarantors and/or their respective agents, including complete copies of all Contracts (as defined below) (collectively, "Disclosure Materials").  Borrower is permitted to retain copies of the Disclosure Materials for Borrower's records.  Borrower has disclosed to Lender all facts and information known to Borrower that are material to the Property or the transactions contemplated by this Agreement, including any adverse facts or information.

2.4           Existing Agreements.  Exhibit C attached hereto contains a complete list of all contracts, arrangements, obligations, agreements or commitments pertaining to the Property, to which the Property or the owner thereof is subject, and all amendments thereof (collectively, "Contracts").  Except as otherwise disclosed in Exhibit C attached hereto (as to Contracts) and the Lender's Policy (as to Permissible Exceptions):  (a) [Intentionally Deleted]; (b) none of the Contracts or Permissible Exceptions has been amended or modified except as disclosed by Borrower to Buyer in writing prior to Closing; (c) [Intentionally Deleted]; and (d) Borrower has not assigned or granted a security interest in any of the Property, Contracts or Permissible Exceptions to anyone other than Lender.   Lender acknowledges and agrees that Borrower shall not be required to expend money to release any lien or encumbrance with respect to the Property unless such lien or encumbrance arises after September 1, 2010 as a result of any act of any Borrower, any Guarantor or any of their agents, or at the request of any Borrower, any Guarantor or any of their agents.

2.5           Leases and Rents.

2.5.1           Exhibit B attached hereto is a true, complete and accurate copy of Borrower's rent roll for the Real Property (the "Rent Roll") which has been generated in the ordinary course of Borrower's business.  There are no leases, subleases, licenses or concession agreements or other agreements for occupancy of the Real Property other than the Leases on the attached Rent Roll.  All of the information set forth on the attached Rent Roll is true, accurate and complete in all material respects.  Except as set forth on the Rent Roll:  (a) [Intentionally Deleted], (b) to Borrower's actual knowledge, without independent investigation, no default has occurred and no event has occurred that with notice or lapse of time or both would constitute a default under any of the Leases except as disclosed by Borrower to Lender in writing prior to the Closing, (c) none of the Leases has been amended or modified except as disclosed by Borrower to Lender in writing prior to Closing, (d) to Borrower's actual knowledge, without independent investigation, each of the Leases is in full force and effect, and (e) to Borrower's actual knowledge, without independent investigation, all tenant improvement allowances and other concessions granted by Borrower under the Leases have been paid in full.  Other than as specifically set forth in the Leases, no person or entity has an option or contractual right to purchase all or any portion of the Real Property, and no person or entity has an option or contractual right to lease any portion of the Real Property.  All security deposits held or controlled by Borrower as of the Effective Date (collectively, the "Security Deposits") and paid by each tenant at the Property under the Leases currently held by, or under the control of, Borrower are set forth on the attached Rent Roll.

2.5.2           Without limiting the generality of the foregoing, with respect to that certain Prime Lease dated May ___, 2010 (sic) between Borrower and Chrysler Group Realty Company LLC (the "Chrysler Lease") that:  (a) the Chrysler Lease has been terminated and is of no further force or effect, and (b) no party has any rights or obligations under the Chrysler Lease.

2.6           Environmental Condition.  The Property does not contain any Hazardous Substances.  Borrower (a) has not conducted or authorized the generation, transportation, storage, treatment or disposal at the Property, of any Hazardous Substances; (b) is not aware of any pending or threatened litigation or proceedings before any administrative agency in which any person or entity alleges the presence, release, threat of release, or placement on or in any portion of the Property any Hazardous Substances; and (c) has not received any written notice that any governmental authority or any employee or agent thereof is investigating whether there is, or has determined that there has been (i) a presence, release, threat of release, or placement on, under or in the Property of any Hazardous Substances, or (ii) any generation, transportation, storage, treatment or disposal at the Property of any Hazardous Substances.  Except as disclosed in the environmental report(s) delivered to Lender's predecessor in interest in connection with the making of the Loan, there have been no communications or agreements between Borrower and any governmental authority or agency (federal, state or local) or any private entity, including, without limitation, any prior owners of the Property, relating in any way to (i) the presence, release, threat of release, or placement on or in the Property of any Hazardous Substances, or (ii) any generation, transportation, storage, treatment, or disposal at the Property of any Hazardous Substances.

2.7           Value of Property; Financial Information.  The fair market value of the Property is less than the indebtedness evidenced by the Note and secured by the Deed of Trust.  All financial statements and information delivered to Lender or Buyer are full, true and correct in all material respects.  Borrower does not intend to hinder, delay or defraud any of Borrower's creditors in anticipation of seeking relief under the Bankruptcy Code.

2.8           Confirmation.  The recitals to this Agreement are true and correct.  The Loan Documents are in full force and effect.  Borrower and Guarantor do not have any defenses of any nature whatsoever to the Default, nor shall this Agreement or the transactions contemplated by this Agreement give rise to any such defenses.

2.9           Transfer of Security Deposits and Account.

2.9.1           Borrower has informed Lender that the current tenants of the Property delivered to Borrower the Security Deposits set forth on the Rent Roll, but that Borrower does not have funds to deliver those security deposits to Buyer.  Borrower acknowledges and agrees that Borrower shall retain all liability to such tenants with respect to those Security Deposits, but Borrower shall not have any liability to Lender or Buyer with respect to such security deposits.

2.9.2           Concurrently with the execution of this Agreement, Borrower shall transfer to Lender or Buyer its interest in and to any and all bank, security deposit or real estate tax escrow accounts relating to the Property (collectively, the "Account") and Borrower hereby consents to the acceptance by the Lender of the assets contained in any such Account.

2.9.3           Notwithstanding the provisions of this Section 2.9 or any other Section of this Agreement or the Closing Documents, neither Lender nor Buyer hereby or thereby assumes the liability of Borrower to any tenant for the return of any Security Deposit.

2.10           No New Agreements.  Borrower shall not enter into any new Leases or Contracts, nor amend or terminate any existing Leases or Contracts, without Lender's prior written consent.  If Buyer has given Borrower written notice that Buyer disapproves any Contract, then Borrower shall, as of the Closing Date, terminate such Contract(s) and pay all sums due thereunder.

2.11           Termination of Management Agreement.  Borrower shall, as of the Closing Date, terminate the management agreement for the Property.  Borrower shall retain full responsibility for the payment of all sums due under such management agreement, and Lender and Buyer expressly disclaim any responsibility or liability for the payment of such sums.

2.12           Operation of the Property.

2.12.1           [Intentionally Omitted]

2.12.2           At Lender's request, Borrower and Guarantor shall cooperate with and assist Lender in matters pertaining to a transition in management and operation of the Property.  Without limiting the foregoing, promptly following the Effective Date, to the extent that the same has not been previously delivered to the Receiver, Borrower shall deliver to Lender all information in the possession or control of Borrower concerning the use, operation, ownership, maintenance and repair of the Property, including, without limitation, all currently effective licenses, registrations, permits and other authorizations, all service and maintenance contracts and agreements, warranties, construction-related documents (including without limitation contracts, lien releases, payment records and documents related to actual or potential mechanic's lien claims), operating statements, and the most current real property tax bills relating to the Property.  Borrower shall cooperate with the reasonable requests of Lender in obtaining and providing all such information not in the possession of Borrower.  The foregoing shall in no way limit or condition Lender's right to rely on each of the representations and warranties set forth in this Agreement or any document or instrument executed in connection herewith.  The obligations of Borrower and Guarantor under this Section 2.12.2 shall survive Closing.

3.           Conditions Precedent.

3.1           Conditions Precedent to Obligations of Lender.  The obligations of Lender under this Agreement are, at Lender's option, subject to the fulfillment of the following conditions:

3.1.1           Performance.  As of the Closing Date, Borrower and Guarantor shall have performed and complied with each and all of the covenants and conditions to be performed and complied with by Borrower prior to and at the Closing pursuant to the provisions of this Agreement, and, without limitation, the representations and warranties set forth in Section 2 hereof shall be true and accurate in all material respects on the Closing Date as if made as of the Closing Date.

3.1.2           Title.  On the Closing Date, the Title Company shall issue or commit to issue (a) to Lender, an endorsement to the Lender's Policy which adds no new exceptions to title and insures the Deed of Trust as a valid first lien on the Property, and an anti-merger of estates endorsement to the Lender's Policy (collectively, the "Lender Title Endorsements") and (b) to Buyer an owner's policy of title insurance with extended coverage in form and substance satisfactory to Buyer (the "Buyer's Title Policy").

3.1.3            [Intentionally Deleted]

3.1.4            [Intentionally Deleted]

3.1.5           UCC Search.  Prior to the Closing Date, Lender shall have received a UCC search of the records of the Delaware Secretary of State showing that there exists no security interests in the Personal Property or the Intangible Property other than the liens of Lender pursuant to the Loan Documents.

3.1.6           Opinion.  On the Closing Date, Lender shall have received an opinion from legal counsel to Borrower and Guarantor that this Agreement and each of the documents to be executed and delivered at the Closing by Borrower or any of Guarantors are valid and legally binding obligations of Borrower or such Guarantor, as applicable, and enforceable in accordance with their respective terms.

3.2           Failure of Conditions Precedent.  If any of the conditions set forth in Section 3.1 hereof have not been satisfied by the date set forth therein for the satisfaction of such condition, and the condition has not been waived by Lender in writing shall have the right, by written notice to Borrower and Guarantor, to terminate this Agreement and the obligations of the parties hereunder, but such termination shall not release any party from liability for any breach of this Agreement occurring prior to such termination.  No such termination of this Agreement shall affect or diminish in any way the liability and obligations of Borrower and Guarantors under any Loan Document.

4.           Closing of Transaction.

4.1           Closing.  Subject to the terms and conditions hereof, the closing of the transactions contemplated by the Agreement (the "Closing") shall occur on the Closing Date.

The Closing shall occur on or before September 24, 2010 (the "Closing Date").  Time is expressly of the essence with respect to the Closing Date and if the Closing has not occurred on or before the Closing Date, this Agreement shall be null and void.  The parties agree to execute such escrow instructions as Lender or the Title Company may reasonably require to carry out the Closing in accordance with this Agreement; provided, however, in the event of any conflict between the terms of this Agreement and the terms of such escrow instructions, the terms of this Agreement shall govern.

4.2           Monies to Borrower or Guarantors.  At Closing, Lender shall deliver into escrow with the Title Company the sum of Seventy-Five Thousand Dollars ($75,000.00) on account of Borrower's attorney's fees, closing costs and related expenses (the "Lender Payment").  The Lender Payment shall be held in escrow pursuant to those certain escrow instructions of even date herewith among Lender, Borrower and Guarantor (the "Lender Escrow Instructions").  Except for the delivery of the Lender Payment into escrow, no monies, cash or amounts of any kind shall be received by or payable to Borrower or Guarantor at the Closing.

4.3           Delivery of Cash and Accounts.  On the Closing Date, Borrower shall deliver to Lender (a) checks, if any, received from the tenants in payment of all Rents accruing on and after the Closing Date; and (b) a cashier's or certified check payable to Lender in the amount of the amounts of all Rents accruing on and after the Closing Date for which Borrower has previously received and deposited or cashed checks from the tenants, plus (iii) all amounts remaining in any operating accounts and any other bank accounts related to the Property, if any.

4.4           Casualty and Condemnation.  In the event of any fire, casualty or other destruction of any Real Property or any condemnation or threatened condemnation relating to any part of the Property prior to Closing, Lender shall have the option to either (a) terminate this Agreement or (b) receive the proceeds of any casualty insurance or condemnation award, as the case may be, in which case such proceeds actually received shall be applied against the Loan in accordance with the terms and conditions of the Loan Documents and then this Agreement will continue in full force and effect.

4.5           Borrower's Insurance.  In the event that either (a) a Borrower's casualty and liability insurance coverage related to the Property cannot be assigned to Buyer, or (b) Lender or Buyer elects to obtain separate insurance coverage and instructs Borrower to cancel its insurance related to the Property as of the Closing Date, Borrower shall assign to Lender all rights of Borrower to a refund, if any, of any prepaid insurance premiums refundable upon such cancellation.

4.6           Deliveries at Closing.

4.6.1           Borrower shall deliver, or cause to be delivered, to Lender and/or Buyer on or before the Closing Date:

(a)	a grant deed in the form of Exhibit D attached hereto (the "Deed");

(b)	a bill of sale and assignment in the form of Exhibit E attached hereto (the "Bill of Sale");

(c)	a release in the form of Exhibit F-1 attached hereto executed by Borrower and Guarantor (the "Release of Lender");

(d)
a request for dismissal in the form of Exhibit G attached hereto, signed by Borrower's counsel, which Borrower expressly authorizes Lender to file with the Superior Court of the State of California, for the County of Los Angeles;

(e)	an estoppel affidavit in the form of Exhibit H attached hereto (the "Estoppel Affidavit");

(f)
a certification of non-foreign status in the form of Exhibit H attached hereto and a California Franchise Tax Board Form 590 in the form of Exhibit I attached hereto (collectively, the "FIRPTA/FTB Certificate");

(g)
such transfer declarations, disclosure statements, evidence of due formation and organization, evidence of due authorization, execution and delivery and other documentation that may be required by law or as may be reasonably required by Lender, the Title Company or Buyer;

(h)
to the extent not previously delivered to the Receiver, the Disclosure Materials, the original Contracts and a current Rent Roll certified by Borrower and Guarantors to be true, correct and complete as of the business day immediately preceding the Closing Date;

(i)
to the extent available and not previously delivered to the Receiver,, (i) plans and specifications and drawings for the improvements on the Real Property, stamped by appropriate governmental agencies to show approval thereby, (ii) a complete set of all building plans and specifications and other construction documents, together with all assignment and/or authorization documents and letters as may be necessary or requested by Lender with regard to any architect or engineer's work, and (iii) any other documents or instruments evidencing or constituting Intangible Property;

(j)
all keys for the Property, including the keys for any machinery, equipment or other Personal Property and any individual space and any office, storage or other facilities used in connection with the Property, which keys shall be properly tagged for identification;

(k)	any entry cards or opening devices for any security gates or garages in the Property;

(l)	[Intentionally Deleted]

(m)	a notice to each holder of a utility deposit in form satisfactory to Lender instructing such holder to pay any refund thereof to Buyer;

(n)
if and only if applicable, a cashier's check payable to Buyer drawn on each bank with which the Account is maintained, or a confirmed wire transfer, in the amount payable to Buyer pursuant to Section 2.9 above, together with an accounting as required by Section 2.9 above;

(o)	a notice to each tenant under a Lease in the form of Exhibit J attached hereto, executed by Borrower informing the tenant of the change of ownership;

(p)	possession of all of the Property; and

(q)	evidence that Borrower has terminated the Contracts disapproved by Buyer under Section 2.10 above and the management agreement referred to in Section 2.11 above, and has paid all sums due thereunder.

With respect to the following documents to be signed by Dale K. Lenington, Lender agrees to close on faxed or scanned signatures (i.e., portable document format (.pdf)) for Dale K. Lenington:  this Agreement, Release of Lender, Estoppel Affidavit and Title Company owner's affidavit (collectively, the "Lenington Documents").  With respect to the following documents to be signed by Donald P. Knapp, Lender agrees to close on faxed or scanned signatures (i.e., portable document format (.pdf)) Donald P. Knapp:  FIRPTA/FTB Certificates for each Borrower and Title Company owner's affidavits for each Borrower.  For purposes of Closing, with respect to the signature of Dale K. Lenington on the Release of Lender and Estoppel Affidavit, Lender will accept the Release of Lender and the Estoppel Affidavit without a notary acknowledgment.  For purposes of Closing, with respect to the signature of Donald P. Knapp on the Release of Lender, Lender will accept the Release of Lender without a notary acknowledgment.  For the avoidance of doubt, all of the Lenington Documents and the Release of Lender with respect to Donald P. Knapp shall be effective upon Closing although Lender may not have received original, notarized signatures for Dale K. Lenington and Donald P. Knapp.  Borrower and Guarantor agree to deliver the original Lenington Documents and the aforementioned documents to be signed by Donald P. Knapp, except for the notary acknowledgment on the Release of Lender and the Estoppel Affidavit, to Lender or Lender's counsel within five (5) Business Days after the Effective Date.

4.6.2           As a condition precedent to the obligations of Borrower and Guarantor under this Agreement, Lender shall deliver the following into escrow with the Title Company to be held and released by the Title Company pursuant to the Lender Escrow Instructions:

(a)	a release in the form of Exhibit F-2 attached hereto; and

(b)	the Lender Payment.

4.7           Reserve/Escrow Account.  Borrower acknowledges and agrees that any balance in any reserve or escrow account maintained by Lender in connection with the Loan shall be retained by Lender to be applied on account of the Loan obligations as determined by Lender in Lender's sole and absolute discretion.

4.8           Recording and Delivery of Deed.  Subject to the fulfillment of the terms and conditions set forth herein, the parties shall direct Title Company to immediately cause the Deed to be recorded in the Official Records and to deliver the Lender Title Endorsements to Lender and the Buyer Title Policy to Buyer concurrently therewith.

4.9           Closing Costs.  Buyer shall pay (a) any documentary transfer tax with respect to the Deed, (b) the cost of recording the Deed, (c) any escrow fees or charges incurred in connection with this transaction; and (d) the cost of the Buyer Title Policy.  Lender shall pay the cost of the Lender Title Endorsements.  Except as set forth in the preceding sentences, each party shall bear their own costs in connection with this Agreement.

4.10           [Intentionally Deleted]

4.11           Obligations of Lender to Third Parties.  Borrower acknowledges and agrees that acceptance by Lender or Buyer of title to the Property pursuant to the terms of this Agreement shall not create any obligations on the part of Lender or Buyer, or any of their respective successors and assigns, to third parties which may have claims, demands, or causes of action of any kind against Borrower or any portion of the Property, and except as provided herein and for the rights of any third parties under Contracts which Lender or Buyer elects to assume, Lender does not assume or agree to discharge any such claims, demands or causes of action which were made or arose prior to the Closing.  Except as expressly set forth in this Agreement, no person or entity not a party to this Agreement shall have any "third party beneficiary" rights or any other rights hereunder.  Moreover, Lender has not agreed, and will not agree, to assume or incur any liability or responsibility with respect to:  (a) any expenses or income or sales taxes incurred or accrued by Borrower prior to the date of recording of the Deed or the completion of any Foreclosure Action (as defined below), or (ii) except as expressly set forth in the Closing Documents, any other obligation or liability of Borrower.

5.           Covenant Not to Sue.

5.1           Covenant Not to Sue.

5.1.1           If and only if the Closing occurs and the Lenington Documents bearing original signatures and notary acknowledgments for Dale K. Lenington, are delivered to Lender, then, at such time, Lender, for itself and for Buyer and their respective successors and assigns, shall be deemed to have covenanted and agreed, except as expressly set forth herein, not to bring, file, commence or maintain any action, suit, claim or cause of action against Borrower and/or Guarantors with respect to any obligation under the Loan Documents including any deficiency (with the exception of mandatory counter or cross-claims); provided, however, that the foregoing covenant and agreement shall in no event extend to (x) the continuing liabilities and obligations of Borrower and Guarantors relating to, arising out of, or in connection with the breach of any representation, warranty, indemnity, covenant or agreement set forth in this Agreement or any of the documents or instruments delivered at Closing, (y) any Borrower indemnities in favor of Lender under any Loan Document for matters arising before the Closing, or (z) the obligations of Guarantor under that certain Environmental Indemnity Agreement dated as of June 28, 2007 executed by Guarantor in favor of Lender's predecessor in interest, except to the extent solely relating to acts or omissions that first occur after Closing.; and, provided further, that the foregoing covenant and agreement in this Section 5.1.1 shall be void from its inception, if:

(a)	Borrower and/or Guarantor shall take any act or make any claim of rescission of this Agreement or make any other claim which is inconsistent with this Agreement; or

(b)
a court of competent jurisdiction determines that (or any claim is made by Borrower, Guarantor or any third party, other than Lender or Buyer in bankruptcy, that) the transfer of the Property to Buyer or the receipt of any funds by any party hereunder constitutes a preference or a fraudulent conveyance, or otherwise sets aside or holds ineffective such transfer of the Property or such funds; or

(c)	Borrower and/or any Guarantor file for protection under the U.S. Bankruptcy Code within twelve (12) months after Closing; or

(d)
Lender has not received the Lenington Documents bearing original signatures and notary acknowledgments for Dale K. Lenington, are delivered to Lender in accordance with the Lender Escrow Instructions on or before October 15, 2010.

The foregoing covenant and agreement shall not defeat, limit or otherwise affect any right of Lender to commence or complete foreclosure proceedings under the Deed of Trust or any of the other Loan Documents.

5.1.2           Borrower and Guarantors acknowledge and agree that, subject to the covenant not to sue set forth above, although Borrower will convey the Property to Buyer subject to the lien of the Deed of Trust, Borrower's obligations under the Note and the other Loan Documents remain in full force and effect, to enable Lender to foreclose the Deed of Trust if Lender elects to do so in Lender's sole and absolute discretion.

6.           Bankruptcy.

6.1           Borrower and Guarantor hereby acknowledges and agrees that, in consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in the event Borrower and/or Guarantor shall (a) file a petition for relief with any bankruptcy court or otherwise be the subject of any petition filed under the Bankruptcy Code, (b) be the subject of any order for relief issued under the Bankruptcy Code, (c) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for debts, (d) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator, (e) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or relief for debts, then neither Borrower nor Guarantor shall raise any objection or defense of any kind or nature or otherwise prevent, hinder or delay (i) any attempt by Lender to obtain relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, or (ii) the exercise by Lender of any or all of the rights and remedies otherwise available to Lender, as provided in the applicable Loan Documents, as hereby amended, and as otherwise provided by law.

6.2           Borrower and Guarantor hereby acknowledge and agree that:  (i) this Agreement is of considerable benefit to Borrower and Guarantor; (ii) this Agreement allows Borrower and Guarantor to fully settle and resolve the obligations owed to the Lender, subject to the terms contained in this Agreement; (iii) Borrower and Guarantor have received substantial legal and financial accommodations from the Lender under this Agreement; (iv) the value of the Property is less than the debt that is secured by the Property; and (v) Lender is entering into this Agreement in reliance on representations of Borrower and Guarantor in this Agreement.  Borrower and Guarantor also hereby represent and warrant to Lender and acknowledge and agree as follows:  (a) Borrower and Guarantor do not currently intend to file a bankruptcy petition and have no intention of seeking a non-consensual plan of reorganization in any bankruptcy forum; (b) any attempt to sell the Property or otherwise reorganize Borrower's financial affairs and to pay and perform Borrower's obligations to Lender would be fruitless and impracticable to achieve; (c) any filing by Borrower of a voluntary petition in bankruptcy or the exercise of like or similar rights by Borrower prior to satisfaction in full of the indebtedness to Lender under the Loan Documents would be inconsistent with and contrary to the intentions of the parties hereto and made only with the intention of hindering or delaying Lender in the enforcement of Lender's rights as a secured creditor; (d) Borrower cannot formulate or implement a successful plan of reorganization in any such proceeding (whether in bankruptcy or under a like proceeding) which would adequately and sufficiently protect the rights of Lender or enable Borrower to satisfy Borrower's obligations to Lender; (e) in light of the foregoing, any such filing would be made in bad faith, as such term is used by courts in construing the Bankruptcy Code, as to Lender and only with the intention to hinder or delay Lender from exercising its rights and remedies as to the obligations of Borrower to Lender (whether hereunder or otherwise) and the Property (and/or other collateral) securing such obligations; (f) in light of the foregoing, if any voluntary or involuntary proceeding in bankruptcy or under like laws granting relief to Borrower is filed by or against Borrower, Lender shall, in addition to any other rights or remedies set forth in this Section 6 or otherwise in this Agreement, have the right to seek and obtain immediate relief from any stay and to have the exclusivity period for the filing of any plan of reorganization terminated, and Borrower hereby waives any objection or opposition in any manner to the relief requested by Lender or the termination of any such exclusivity period in a bankruptcy proceeding; and (g) Borrower shall not solicit, assist or encourage any third party to file an involuntary bankruptcy petition against Borrower.  Lender is relying on, among other things, the representations, warranties and covenants contained in this Section 6.2 in entering into this Agreement.

7.           Consent to Foreclosure.

7.1           General.  Without in any way limiting the terms and provisions of Section 5.1 hereof, Borrower and Guarantor acknowledge and agree that Lender has commenced a Foreclosure Action in connection with the Loan and the Property and that, at any time, if Lender, in Lender's sole and absolute discretion, determines that it is in Lender's best interest to do so, Lender shall be entitled under this Agreement, without any prior notice whatsoever to Borrower, to (a) prosecute through completion, in Lender's sole discretion, a judicial or non-judicial foreclosure action or public sale under applicable law pursuant to the Deed of Trust and Assignment of Leases (a "Foreclosure Action") and to have the Property sold in one or more foreclosure or public sales (as the case may be), and (b) obtain any judicial order confirming or approving any such sale(s), but in no event shall Lender or Buyer seek any monetary or deficiency judgment against Borrower or Guarantors.  In connection with any Foreclosure Action, if requested by Lender, Borrower shall, as applicable (which applicability shall be determined by Lender in Lender's sole discretion):  (i) accept service of process from Lender of a summons and complaint and/or notice of hearing or public sale; and (ii) execute and deliver to Lender any one or more of the following:  (A) a notice and acknowledgement of receipt of summons and complaint and/or notice of hearing or public sale, (B) a waiver of right to notice and hearing and/or public sale, (C) a consent decree of foreclosure, (D) any acknowledgment that the sale(s) were commercially reasonable dispositions of the Property after sale(s) any waiving any rights in opposition thereto that might otherwise exist, (E) a consent order authorizing foreclosure, and (F) any other document, instrument, pleading, notice or writing Lender may deem necessary to prosecute to completion and/or effectuate any Foreclosure Action or the purpose and intent of this Agreement (collectively, the "Consensual Foreclosure Materials").  Borrower shall raise no objection or defense and shall take no action to hinder, delay or otherwise interfere with (including, without limitation, the commencement of any action for injunctive relief), object to or appeal any Foreclosure Action or any sale(s) of the Property or Lender's prosecution of any Foreclosure Action, the entry of any judgment or the confirmation of any sale(s) of any of the Property.  With respect to any such Foreclosure Action, Borrower agrees to cooperate in the submission, preparation or execution of any documents reasonably necessary or reasonably required for the expeditious prosecution of such Foreclosure Action as reasonably determined by the Lender.  The covenant contained in this Section 7 shall survive the Closing or any termination of this Agreement, provided that the Covenant Not to Sue given by Lender in Section 5.1 of this Agreement remains in force.

7.2           Receivership.

7.2.1           Borrower and Guarantor acknowledge and agree that a receiver has been appointed with respect to and is in possession of the Property, that such receiver shall remain in possession of the Property, Borrower and Guarantors shall not object to the appointment of the receiver or commence any action seeking the removal or disqualification of the receiver.

7.2.2           Promptly after the Closing, Lender shall (a) cause the receivership that is currently in place at the Property to be terminated, and (b) dismiss that certain action captioned ROIC Claremont Center, LLC, a Delaware limited liability company, Plaintiff, vs. DKVCMT, LLC, a Delaware limited liability company; DLVCMT, LLC, a Delaware limited liability company, and Does 1 through 100, inclusive, Superior Court of the State of California, for the County of Los Angeles, Central District, Case No. BC 439512.

8.           Acknowledgments.  Borrower and Guarantors each acknowledge and agree that as of the date of this Agreement the Loan Documents are in full force and effect and are the valid and legally binding obligations of the Borrower, and Guarantors, as applicable, free from all legal and equitable defenses, offsets and counterclaims.  Borrower and Guarantors each hereby ratify and confirm their respective liabilities, obligations and agreements under all of the Loan Documents, except as may be specifically and expressly modified by this Agreement, and the liens and security interests created thereby, and acknowledge that (a) Borrower is in default of its liabilities and obligations under the Loan Documents and that neither Borrower nor Guarantors have any defenses, claims, counterclaims or set-offs of any kind or nature whatsoever to the enforcement by Lender of the liabilities, obligations and agreements contained in the Loan Documents, and each hereby forever waive any right to assert any such defense, claim, counterclaims, or setoff, (b) Lender has fully performed all obligations to Borrower and/or the Guarantors that Lender may have had or has on and as of the Effective Date, and (c) Lender does not waive, diminish or limit any term or condition contained in any of the Loan Documents, except as specifically and expressly set forth in this Agreement.

9.           Notices.  All notices and communications to any party hereunder shall be in writing and shall be deemed properly given if delivered personally or sent by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery to the following addresses or at such other address as such party may specify from time to time by notice to the other parties:

To Buyer or Lender:	ROIC Claremont Center, LLC
c/o Retail Opportunity Investments Corp.
3 Manhattanville Road, 2nd Floor
Purchase, New York 10577
Attention: Chief Financial Officer

With a copy to:	Allen Matkins Leck Gamble Mallory & Natsis LLP
Three Embarcadero Center, 12th Floor
San Francisco, California 94111-4074
Attention: Stephen P. Lieske, Esq.

To Borrower or Guarantor:DKVCMT LLC

DLVCMT LLC
Donald P. Knapp
Dale K. Lenington
40941 Tonapah Road
Rancho Mirage, California 92270

For the avoidance of doubt, one notice addressed to each of the aforementioned Borrower and Guarantor parties shall be sufficient with respect to any notice to be sent to Borrower and Gurantor.

With a copy to:                               Soukup & Schiff, LLP
  1801 Century Park East, Suite 470
   Los Angeles, California  90067
   Attention:  John F. Soukup, Esq.

Any notice so given by overnight courier shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by the overnight carrier's proof of delivery.  Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given.

10.           Miscellaneous.

10.1           Entire Agreement.  This Agreement and the Closing Documents supersede any prior agreement, oral or written, and contain the entire agreement among Lender, Buyer and Borrower with respect to the subject matter hereof.  No subsequent agreement, representation or promise made by or to any party hereto shall be of any effect unless made in writing by the party to be bound thereby.  Any amendment to this Agreement shall be in writing signed by all parties hereto.  Neither this Agreement nor any of the documents and instruments delivered at Closing shall create any rights in any third party (other than Buyer) and may be amended by the parties hereto as set forth herein without liability to any third party.

10.2           Further Assurances.  Borrower and Guarantor shall, whenever and as often as it shall be requested to do so by Lender or Buyer, cause to be executed, acknowledged or delivered any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of Lender or Buyer, in order to carry out the intent and purpose of this Agreement.

10.3           Construction.  This Agreement and the Closing Documents shall be construed as a whole and in accordance with their fair meaning.  Captions and organizations are for convenience only and shall not be used in interpreting this Agreement or the Closing Documents.  Whenever the words "including", "include" or "includes" are used in this Agreement or the Closing Documents, they shall be interpreted in a non-exclusive manner as though the words "without limitation" immediately followed the same.  Masculine, feminine, or neuter gender and the singular and the plural number, shall each be considered to include the other whenever the context so requires.  If any party consists of more than one person, each such person shall be jointly and severally liable.

10.4           No Waiver.  The waiver by any party of the performance of any covenant, condition or promise shall not invalidate this Agreement, nor shall it be construed a waiver by any other party or of any other covenant, condition or promise.  The waiver by any party of the time for performing any act shall not be considered a waiver of the time for performing any other act or an identical act required to be performed at a later time.  No waiver shall be enforceable against any party unless signed by such party in writing.

10.5           Governing Law.  This Agreement and the Closing Documents shall be construed in accordance with and governed by the laws of the State of California (without taking into account conflicts of law).

10.6           Counterparts.  This Agreement and the Closing Documents may be executed in any number of counterparts so long as each signatory hereto or thereto executes at least one such counterpart.  Each such counterpart shall constitute one original but all such counterparts taken together shall constitute one and the same instrument. The parties agree that faxed or scanned (i.e., portable document format (.pdf)) signatures may be used to expedite the transaction contemplated by this Agreement.  Each party intends to be bound by its faxed or scanned signature and each is aware that the other will rely on the faxed or scanned signature and each acknowledges such reliance and waives any defenses to the enforcement of the documents effecting the transaction contemplated by this Agreement based on a faxed or scanned signature.

10.7           Controversy.  In the event of any controversy, claim or dispute between the parties hereto affecting or relating to the purposes or subject matter of this Agreement or the documents and instruments executed and delivered at Closing, the prevailing party or parties shall be entitled to recover from the nonprevailing party or parties all of the prevailing party's expenses, including, but not by way of limitation, attorneys' fees (including the value of in-house counsel services).

10.8           No Merger, etc.  It is the intent of Lender, Buyer and Borrower that (a) the interests of Borrower conveyed to Buyer hereunder and the interests of Lender existing under the Deed of Trust shall not merge upon or after Closing, (b) the Deed of Trust and the Note shall continue in full force and effect and the Deed of Trust shall remain as a first priority lien against the Real Property notwithstanding the transfer of the Real Property to Buyer and Lender's covenant not to sue Borrower pursuant to Section 5.1 hereof, and (c) Lender shall retain the right to foreclose upon the Real Property, whether judicially or non-judicially pursuant to its power of sale under the Deed of Trust, after the Closing but agrees not to seek a judgment for deficiency or any monetary judgment against Borrower or Guarantors.

10.9           Absolute Conveyance.  Borrower acknowledges and agrees that (a) the conveyance to Lender or Buyer of the Property, according to the terms of this Agreement, is given voluntarily and is an absolute conveyance of all of Borrower's right, title and interest in and to the Property in fact as well as form and is not intended as a mortgage, trust conveyance, deed of trust or security instrument of any kind; and (b) the consideration for such conveyance is exactly as recited herein and Borrower has no further interest or claim of any kind (including but not limited to homestead rights and rights of redemption) in or to any portion of the Property, or to the proceeds and profits which may be derived thereof, whether sold for more or less than the outstanding indebtedness due under the Loan Documents.

10.10           Indemnification.  Borrower and Guarantors shall indemnify, defend, protect, and hold harmless Lender, Buyer, and their respective partners, officers, shareholders, directors, managers, members, agents, servants, contractors, employees, parent, affiliated and subsidiary corporations, partnerships and limited liability companies (collectively the "Lender Released Parties"), and each of them, from and against any and all Claims arising directly or indirectly from (a) any inaccuracy in any representation or warranty made by Borrower in this Agreement or any of the Closing Documents, (b) the failure of Borrower to observe or perform any agreement, covenant or provision of this Agreement or the Closing Documents, (c) [Intentionally Deleted], (d) any acts or events by or caused by Borrower or Borrower's agents, or of which the Borrower or Borrower's agents have knowledge, with respect to the Property, which occur on or prior to the Closing Date, (e) [Intentionally Deleted], (f) any claim by any direct or indirect owner of Borrower in connection with the Property, the Loan, the Loan Documents, this Agreement or the documents and instruments executed and delivered at Closing, or (g) any cost, Claim or expense including, without limitation, legal fees and costs, incurred by Lender and/or Buyer if Borrower or Guarantor commence any action against Countrywide Commercial Real Estate Finance, Inc. or Bank of America, N.A. with respect to the Loan.  The obligations of Borrower and Guarantor under this Section 10.10 shall survive Closing.

10.11           References.  References in this Agreement to paragraphs or exhibits shall refer to paragraphs and exhibits to this Agreement unless the context requires otherwise.  All exhibits are hereby incorporated into this Agreement in their entirety by this reference.

10.12           Confidentiality.  Borrower and Guarantors shall keep the terms of this Agreement strictly confidential and shall not disclose or permit Borrower's employees or agents to disclose the terms of this Agreement (except for reasonably necessary disclosures to Borrower's attorneys, accountants and representatives).

10.13           Time of the Essence.  Time is of the essence of this Agreement.

10.14           Severability.  If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

10.15           Effect on Loan Documents.  Neither the provisions of, nor any performance under, this Agreement shall amend, modify, supplement, extend, delay, renew, terminate, waive, release or otherwise limit or prejudice Lender's rights and remedies or Borrower's obligations under the Loan Documents (including Lender's right to receive full payment as well as late charges, delinquent interest and all other charges provided for in the Loan Documents), subject, however, to Section 5.1 if, and only if, the Closing occurs.

10.16           Not an "Action".  Borrower acknowledges that neither this Agreement, nor any remedy or other action taken pursuant to this Agreement, shall constitute an "action", violate the "one-form of action rule," the "security-first rule", or otherwise give rise to any application of California one-action or anti-deficiency rules which apply to notes secured by real property, and Borrower waives its rights under Sections 580a, 580b, 580c, 580d, 725a, 726, 728, 729.010, 729.060 and 729.070 of the California Code of Civil Procedure in connection with this Agreement and all payments to be made by Borrower hereunder.

10.17           [Intentionally Deleted]

10.18           Survival.  All warranties, representations, covenants, obligations and agreements contained in this Agreement shall survive the Closing hereunder.  All warranties and representations shall be effective regardless of any investigation made or which could have been made.

10.19           Waiver of Trial by Jury.  To the maximum extent permitted by law, the parties hereby irrevocably waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement or the Loan Documents.  This waiver shall apply to any subsequent amendments, renewals, supplements or modifications to this Agreement.  In the event of litigation, this Agreement may be filed as a written consent to a trial by the Court.

10.20           Relationship.  This Agreement is not intended, and shall not be construed to create a joint venture, partnership or agency relationship between Lender and Borrower.

10.21           Mortgagee in Possession.  Borrower agrees that Lender is not a mortgagee-in-possession and that this Agreement does not create any obligation on the part of Lender to manage or operate the Property or give Lender any control over the Property until after the Closing Date.

10.22           1031 Exchange.  Lender shall reasonably cooperate with Borrower to structure the conveyance of the Property to Buyer as an exchange under Section 1031 of the U.S. Internal Revenue Code, provided that:  (a) Lender shall not incur any cost, expense or liability in connection with such cooperation, (b) such exchange shall not extend the outside date for closing as set forth in this letter, and (c) Borrower shall, and shall cause Borrower's exchange accommodator to execute and deliver such documents as Lender and/or Title Company may require with respect to such exchange.

10.23           Ownership of Loan.  Lender represents and warrants to Borrower and Guarantor that Lender is the owner of the Loan and has not sold or transferred its interest in Loan.

[End of Text; Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Conveyance in Lieu of Foreclosure Agreement to be executed as of the Effective Date first above written.

LENDER:

ROIC CLAREMONT CENTER LLC,
a Delaware limited liability company

By:	/s/ John Roche
Name: John Roche
Title: Chief Financial Officer

[Signatures Continue on Next Page]

BORROWER:

DKVCMT, LLC, a Delaware limited liability company

By:	/s/ Donald P. Knapp
Donald P. Knapp, Manager

DLVCMT, LLC, a Delaware limited liability company

By:	/s/ Donald P. Knapp
Donald P. Knapp, Manager

GUARANTOR:

/s/ Donald P. Knapp
Donald P. Knapp, an individual

/s/ Dale K. Lenington
Dale K. Lenington, an individual

EXHIBIT A

LEGAL DESCRIPTION OF THE LAND

PARCEL A:

THE SOUTH 20 FEET OF LOT 21 OF THE NORTHEAST POMONA TRACT, IN THE CITY OF CLAREMONT, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 5 PAGE 461 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THAT PORTION LYING WESTERLY OF THE EAST LINE OF PARCEL MAP NO. 12150, IN SAID CITY, COUNTY AND STATE, AS PER MAP FILED IN BOOK 119 PAGES 57, 58 AND 59 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL B:

INTENTIONALLY OMITTED.

PARCEL C:

THAT PORTION OF PARCEL 1 OF PARCEL MAP NO. 16408, IN THE CITY OF CLAREMONT, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 178 PAGES 56 AND 57 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID PARCEL 1; THENCE ALONG THE NORTHERLY LINE OF SAID PARCEL 1 NORTH 89 DEGREES 56 MINUTES 16 SECONDS EAST, 48.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE ALONG SAID PARCEL 1, NORTH 89 DEGREES 56 MINUTES 16 SECONDS EAST, 526.15 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 273.00 FEET; THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 25 DEGREES 43 MINUTES 26 SECONDS, AN ARC DISTANCE OF 122.57 FEET TO A REVERSE CURVE CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF 327.00 FEET; THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 47 SECONDS, AN ARC DISTANCE OF 145.51 FEET; THENCE ALONG THE NORTHERLY LINE OF SAID PARCEL 1 SOUTH 89 DEGREES 50 MINUTES 05 SECONDS EAST, 67.29 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 25.00 FEET;

THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 53 DEGREES 07 MINUTES 48 SECONDS, AN ARC DISTANCE OF 23.18 FEET; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 1, SOUTH 00 DEGREES 09 MINUTES 55 SECONDS WEST, 380.20 FEET; THENCE

ALONG THE SOUTHERLY LINE OF SAID PARCEL 1, SOUTH 89 DEGREES 56 MINUTES 16 SECONDS WEST, 871.02 FEET; THENCE ALONG THE WESTERLY LINE OF SAID PARCEL 1, NORTH 00 DEGREES 03 MINUTES 44 SECONDS WEST, 450.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL D:

EASEMENTS FOR THE LOCATION, PLACEMENT, OPERATION AND MAINTENANCE OF A PYLON SIGN AND FOR UTILITY INSTALLATION AND FOR INGRESS AND EGRESS THERETO, OVER THAT PORTION OF PARCELS 2 AND 3 OF PARCEL MAP NO. 25647, IN THE CITY OF CLAREMONT, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 296 PAGES 53 TO 57 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LOCATED ESSENTIALLY AS DEPICTED ON EXHIBIT "B" OF INSTRUMENT RECORDED SEPTEMBER 17, 2002 AS INSTRUMENT NO. 02-2176000, OFFICIAL RECORDS.

EXHIBIT B

RENT ROLL

[To be Attached]

EXHIBIT C

CONTRACTS

VENDOR	DATE	SUBJECT MATTER/PURPOSE
NONE

EXHIBIT D

FORM OF GRANT DEED

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

ROIC Claremont Center II, LLC
c/o Retail Opportunity Investments Corp.
3 Manhattanville Road, 2nd Floor
Purchase, New York  10577
Attention:  Chief Financial Officer

MAIL TAX STATEMENTS TO:

ROIC Claremont Center II, LLC
c/o Retail Opportunity Investments Corp.
3 Manhattanville Road, 2nd Floor
Purchase, New York  10577
Attention:  Chief Financial Officer

GRANT DEED

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, DKVCMT, LLC and DLVCMT, LLC, each a Delaware limited liability company (individually and collectively referred to, and jointly and severally obligated as, "Grantor"), hereby grant and assign to ROIC Claremont Center II, LLC, a Delaware limited liability company ("Grantee"), all that certain real property located in the City of Claremont, County of Los Angeles, State of California, as more particularly described in Exhibit A attached hereto and by this reference incorporated herein, together with all right, title and interest of Grantor in and to all buildings and improvements now located or hereafter constructed thereon (the "Real Property").

This Grant Deed is intended to be and is an absolute conveyance, and not a mortgage, trust conveyance or security instrument of any kind, Grantor having sold such Real Property to Grantee for a fair and adequate consideration, such consideration, in addition to that above recited, being the release of Grantor from all obligations secured by, among other things, that certain (i) Deed of Trust, Security Agreement and Financing Statement (the "Deed of Trust") executed by Grantor, as trustor, to Chicago Title Company, as trustee, for the benefit of Countrywide Commercial Real Estate Finance, Inc., a California corporation ("Original Lender") (the rights and obligations of which have been assigned to ROIC Claremont Center LLC, a Delaware corporation ("Lender")), as beneficiary, dated as of June 28, 2007 and recorded in the Official Records of Los Angeles County, California on July 2, 2007 as Instrument No. 20071575477, and (ii) that certain Assignment of Leases and Rents (the "Assignment of Leases") executed by Grantor, as assignor, in favor of Original Lender (the rights and obligations of which have been assigned to Lender), as assignee, dated as of June 28,

2007 and recorded in the Official Records of Los Angeles County, California on July 2, 2007 as Instrument No. 20071575478.

In executing this Grant Deed, it is the intention of Grantor to convey to Grantee, and by this Grant Deed Grantor does convey to Grantee, all of Grantor's right, title and interest absolutely in and to the Real Property, free of any right of reinstatement or equity of redemption, and possession of the Real Property is intended to be and hereby is surrendered to Grantee concurrently herewith.

In executing and delivering this Grant Deed, Grantor is not acting under misapprehension as to the effect hereof, and is acting freely and voluntarily and not under coercion or duress.

Grantor freely and voluntarily declares Grantor's belief that, at the time of the execution and delivery of this Grant Deed, the consideration recited above received by Grantor represents the fair value of the Real Property.

Grantor declares that, except for this Grant Deed, that certain Bill of Sale and Assignment of even date herewith executed by Grantor for the benefit of Grantee (the "Bill of Sale"), that certain Conveyance in Lieu of Foreclosure Agreement dated as of September 20, 2010 (the "Agreement"), executed by Grantor, Lender and the other parties named therein (to the extent that such Agreement states that it survives this conveyance), and the other documents and instruments executed pursuant to the Agreement, and except for the Deed of Trust, the Assignment of Leases and the other Loan Documents referred to in the Agreement, there are no agreements, oral or written, between Grantor and Grantee with respect to the Real Property.

It is the intention of Grantor that notwithstanding anything to the contrary herein or in the Deed of Trust, the Assignment of Leases, the Bill of Sale or the Agreement, or in any other document or instrument executed or delivered herewith or therewith, in no event shall there be a merger of the fee interest in the Real Property, on the one hand, with the beneficial interest under the Deed of Trust, on the other hand, by reason of the fact that title to the Real Property may at any time be vested in the same person or entity as is then beneficiary under the Deed of Trust (or an affiliate thereof), but the Deed of Trust is intended to, and shall, survive the conveyance of the Real Property effectuated hereby, and shall continue in full force and effect, until foreclosed or reconveyed by instrument duly executed by the beneficiary thereof in writing, as a lien encumbering the fee interest in the Real Property.

[End of Text; Signature on Next Page]

IN WITNESS WHEREOF, Grantor has executed this Grant Deed  as of September ___, 2010.

DKVCMT, LLC, a Delaware limited liability company

By:	_________________________________
Donald P. Knapp, Manager

DLVCMT, LLC, a Delaware limited liability company

By:	_________________________________
Donald P. Knapp, Manager

STATE OF _________________                    }
} SS.
COUNTY OF ________________                  }

On ___________________, before me, ___________________________, personally appeared Donald P. Knapp who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _____________________________________ (Seal)

EXHIBIT A

DESCRIPTION OF THE LAND

PARCEL A:

THE SOUTH 20 FEET OF LOT 21 OF THE NORTHEAST POMONA TRACT, IN THE CITY OF CLAREMONT, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 5 PAGE 461 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THAT PORTION LYING WESTERLY OF THE EAST LINE OF PARCEL MAP NO. 12150, IN SAID CITY, COUNTY AND STATE, AS PER MAP FILED IN BOOK 119 PAGES 57, 58 AND 59 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL B:

INTENTIONALLY OMITTED.

PARCEL C:

THAT PORTION OF PARCEL 1 OF PARCEL MAP NO. 16408, IN THE CITY OF CLAREMONT, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 178 PAGES 56 AND 57 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID PARCEL 1; THENCE ALONG THE NORTHERLY LINE OF SAID PARCEL 1 NORTH 89 DEGREES 56 MINUTES 16 SECONDS EAST, 48.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE ALONG SAID PARCEL 1, NORTH 89 DEGREES 56 MINUTES 16 SECONDS EAST, 526.15 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 273.00 FEET; THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 25 DEGREES 43 MINUTES 26 SECONDS, AN ARC DISTANCE OF 122.57 FEET TO A REVERSE CURVE CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF 327.00 FEET; THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 47 SECONDS, AN ARC DISTANCE OF 145.51 FEET; THENCE ALONG THE NORTHERLY LINE OF SAID PARCEL 1 SOUTH 89 DEGREES 50 MINUTES 05 SECONDS EAST, 67.29 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 25.00 FEET;

THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 53 DEGREES 07 MINUTES 48 SECONDS, AN ARC DISTANCE OF 23.18 FEET; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 1, SOUTH 00 DEGREES 09 MINUTES 55 SECONDS WEST, 380.20 FEET; THENCE

ALONG THE SOUTHERLY LINE OF SAID PARCEL 1, SOUTH 89 DEGREES 56 MINUTES 16 SECONDS WEST, 871.02 FEET; THENCE ALONG THE WESTERLY LINE OF SAID PARCEL 1, NORTH 00 DEGREES 03 MINUTES 44 SECONDS WEST, 450.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL D:

EASEMENTS FOR THE LOCATION, PLACEMENT, OPERATION AND MAINTENANCE OF A PYLON SIGN AND FOR UTILITY INSTALLATION AND FOR INGRESS AND EGRESS THERETO, OVER THAT PORTION OF PARCELS 2 AND 3 OF PARCEL MAP NO. 25647, IN THE CITY OF CLAREMONT, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 296 PAGES 53 TO 57 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LOCATED ESSENTIALLY AS DEPICTED ON EXHIBIT "B" OF INSTRUMENT RECORDED SEPTEMBER 17, 2002 AS INSTRUMENT NO. 02-2176000, OFFICIAL RECORDS.

STATEMENT OF TAX DUE AND REQUEST THAT TAX DECLARATION NOT BE  MADE A PART OF THE PERMANENT RECORD IN THE OFFICE OF THE COUNTY RECORDER PURSUANT TO SECTION 11932 REVENUE AND TAXATION CODE AND LOS ANGELES COUNTY ORDINANCE

REGISTRAR/RECORDER

COUNTY OF  LOS ANGELES

The request is hereby made in accordance with the provisions of the Documentary Transfer Tax Act that the amount of tax due NOT be shown on the original document which names:

DKVCMT, LLC and DKLCMT, LLC

and

ROIC CLAREMONT CENTER II, LLC

The property described in the attached document is located in the City of:

Claremont, CA
 (Name of City or Unincorporated area)

The amount of tax due on the attached document is:

$           82.50                      County;                                $  __________                                City of  ______________________

____________       Computed on full value of property conveyed

            OR

____XX_____       Computed on full value LESS liens and encumbrances remaining at thetime of the sale.

 [Signatures on Next Page]

Executed as of September __, 2010.

DKVCMT, LLC, a Delaware limited liability company

By:	_________________________________
Donald P. Knapp, Manager

DLVCMT, LLC, a Delaware limited liability company

By:	_________________________________
Donald P. Knapp, Manager

EXHIBIT E

BILL OF SALE AND ASSIGNMENT

THIS BILL OF SALE AND ASSIGNMENT (this "Assignment") is entered into as of September ___, 2010, by and between DKVCMT, LLC and DLVCMT, LLC, each a Delaware limited liability company (individually and collectively referred to, and jointly and severally obligated as, "Assignor"), and ROIC Claremont Center II, LLC, a Delaware limited liability company ("Assignee"), with reference to the following facts:

A.           Assignor is the owner of that certain real property (the "Land") located in the City of Claremont, County of Los Angeles, State of California, as more particularly described in Exhibit A attached hereto, and all buildings and other improvements (including fixtures) located on the Land, together with all rights and interests appurtenant to the Land (collectively, the "Improvements").  The Land and the Improvements are sometimes referred to herein collectively as the "Real Property".

B.           Assignor is the maker of that certain Promissory Note dated as of June 27, 2010 (the "Note") payable to Countrywide Commercial Real Estate Finance, Inc., a California corporation ("Original Lender")(the rights and obligations of which have been assigned to ROIC Claremont Center LLC, a Delaware corporation ("Lender")) in the face amount of Twenty-Five Million Dollars ($25,000,000.00).

C.           Payment of the Note is secured by, among other things, that certain (i) Deed of Trust, Security Agreement and Financing Statement (the "Deed of Trust") executed by Assignor, as trustor, to Chicago Title Company, as trustee, for the benefit of Countrywide Commercial Real Estate Finance, Inc., a California corporation ("Original Lender")(the rights and obligations of which have been assigned to ROIC Claremont Center LLC, a Delaware corporation ("Lender")), as beneficiary, dated as of June 28, 2007 and recorded in the Official Records of Los Angeles County, California on July 2, 2007 as Instrument No. 20071575477, and (ii) that certain Assignment of Leases and Rents executed by Assignor, as assignor, in favor of Original Lender (the rights and obligations of which have been assigned to Lender), as assignee, dated as of June 28, 2007 and recorded in the Official Records of Los Angeles County, California on July 2, 2007 as Instrument No. 20071575478. (the "Assignment of Leases" and, together with the Deed of Trust, collectively, the "Security Agreements").

D.           The Note, the Security Agreements, and such other documents, indemnities, agreements, guarantees, certificates and instruments executed or delivered in connection with the Loan are sometimes hereinafter referred to collectively as the "Loan Documents".

E.           Assignor is presently in default in its obligations under the Loan Documents, and by virtue of such default, Lender is entitled to exercise Lender's rights and remedies under the Loan Documents, including foreclosure of the Deed of Trust.  In lieu of foreclosure by Lender of the Deed of Trust and enforcement of Lender's other liens and security interests under the Loan Documents, Assignor has proposed a transfer by deed and conveyance of the Property to Assignee.  Assignee is willing to accept such transfer by deed and conveyance in lieu of foreclosure, subject to the terms and conditions of this Assignment.

F.           Assignor acknowledges and agrees that, by virtue of Assignee's entering into this Assignment (i) Assignor does not intend to file for, or otherwise seek or acquiesce in, relief under title 11 of the United States Bankruptcy Code, as amended ("Bankruptcy Code") or under any other federal or state insolvency or debtor relief statute, (ii) no such proceedings under the Code or such other federal or state statute would serve any business or reorganization purpose, and (iii) Assignor's filing for, or otherwise seeking or acquiescing in, such relief shall be conclusive evidence of bad faith on Assignor's part.

G.           Subject to all of the terms and conditions set forth in that certain Conveyance in Lieu of Foreclosure Agreement dated as of September __, 2010 by and between Assignor, Lender and the other parties named therein (the "Agreement"), Assignor agreed to convey, and Lender at its sole option agreed to cause Assignee to accept, all of Assignor's right, title and interest in and to all of the real and personal property encumbered by the Security Agreements.  Initially capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.           Assignment.  Assignor hereby transfers, conveys and assigns to Assignee all of the right, title and interest of Assignor in and to (a) the Personal Property, the Leases, the Intangible Property, the Disclosure Materials, and the Receivables.

The Personal Property, the Leases, the Intangible Property, the Disclosure Materials and the Receivables are sometimes collectively referred to as the "Conveyed Property".

2.           Absolute Assignment.  This Assignment is absolute.  Assignee shall have all of the rights of Assignor under the Conveyed Property assigned, including, without limitation, the right to enforce any and all of the provisions of the Leases, the Intangible Property, the Disclosure Materials and the Receivables.

3.           Further Documents.  Assignor hereby covenants that Assignor will, at any time and from time to time, upon request therefor, execute and deliver to Assignee, Assignee's nominees, successors and assigns, any new and confirmatory instruments requested by Assignee and do and perform any other acts which Assignee, Assignee's nominees, successors and assigns request in order to fully convey, transfer and assign to Assignee all or any portion of the Conveyed Property intended to be conveyed, transferred, or assigned hereby.

4.           No Assumption of Obligations.  Assignor acknowledges and agrees that neither Assignee nor Lender is assuming any liabilities associated with or attributable to all or any portion of the Conveyed Property.

5.           Successors and Assigns.  This Assignment shall bind and benefit the parties hereto and their respective successors and permitted assigns.

6.           Absolute Conveyance; No Merger.

(a)           Absolute Conveyance.  Assignor acknowledges and agrees that (a) the conveyance to Assignee of the Conveyed Property according to the terms of this Assignment, is given voluntarily and is an absolute conveyance of all of Assignor's right, title and interest in and to the Conveyed Property in fact as well as form and is not intended as a mortgage, trust conveyance, deed of trust or security instrument of any kind; and (b) the consideration for such conveyance is exactly as recited herein and Assignor has no further interest or claim of any kind (including, but not limited to, homestead rights and rights of redemption) in or to any portion of the Conveyed Property, or to the proceeds and profits which may be derived thereof, whether sold for more or less than the outstanding indebtedness due under the Loan Documents.

(b)           No Merger, etc.  It is the intent of Assignor and Assignee that (a) the interests of Assignor conveyed to Assignee hereunder and the interests of Lender existing under the Deed of Trust shall not merge upon or after Closing, (b) the Deed of Trust and the Note shall continue in full force and effect and the Deed of Trust shall remain as a first priority lien against the Real Property notwithstanding the transfer of the Real Property to Assignee and Lender's covenant not to sue Assignor pursuant to Section 5.1 of the Agreement, and (c) Lender shall retain the right to foreclose upon the Real Property, whether judicially or non-judicially pursuant to its power of sale under the Deed of Trust, after the Closing but agrees not to seek a monetary or deficiency judgment against Assignor or Assignor's constituent owners.

[End of Text; Signatures on Next Page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Bill of Sale and Assignment as of the date first above written.

ASSIGNOR:	DKVCMT, LLC, a Delaware limited liability company

By:	_________________________________
Donald P. Knapp, Manager

DLVCMT, LLC, a Delaware limited liability company

By:	_________________________________
Donald P. Knapp, Manager

[Signatures Continued On Next Page]

[Signatures Continued From Previous Page]

ASSIGNEE:	ROIC CLAREMONT CENTER II, LLC,
a Delaware limited liability company

By:	ROIC CLAREMONT CENTER, LLC, a Delaware limited liability company, its sole member

By:	_____________________

Name: John Roche
Title: Chief Financial Officer

EXHIBIT A

LEGAL DESCRIPTION

PARCEL A:

THE SOUTH 20 FEET OF LOT 21 OF THE NORTHEAST POMONA TRACT, IN THE CITY OF CLAREMONT, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 5 PAGE 461 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THAT PORTION LYING WESTERLY OF THE EAST LINE OF PARCEL MAP NO. 12150, IN SAID CITY, COUNTY AND STATE, AS PER MAP FILED IN BOOK 119 PAGES 57, 58 AND 59 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL B:

INTENTIONALLY OMITTED.

PARCEL C:

THAT PORTION OF PARCEL 1 OF PARCEL MAP NO. 16408, IN THE CITY OF CLAREMONT, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 178 PAGES 56 AND 57 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID PARCEL 1; THENCE ALONG THE NORTHERLY LINE OF SAID PARCEL 1 NORTH 89 DEGREES 56 MINUTES 16 SECONDS EAST, 48.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE ALONG SAID PARCEL 1, NORTH 89 DEGREES 56 MINUTES 16 SECONDS EAST, 526.15 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 273.00 FEET; THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 25 DEGREES 43 MINUTES 26 SECONDS, AN ARC DISTANCE OF 122.57 FEET TO A REVERSE CURVE CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF 327.00 FEET; THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 47 SECONDS, AN ARC DISTANCE OF 145.51 FEET; THENCE ALONG THE NORTHERLY LINE OF SAID PARCEL 1 SOUTH 89 DEGREES 50 MINUTES 05 SECONDS EAST, 67.29 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 25.00 FEET;

THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 53 DEGREES 07 MINUTES 48 SECONDS, AN ARC DISTANCE OF 23.18 FEET; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 1, SOUTH 00 DEGREES 09 MINUTES 55 SECONDS WEST, 380.20 FEET; THENCE

ALONG THE SOUTHERLY LINE OF SAID PARCEL 1, SOUTH 89 DEGREES 56 MINUTES 16 SECONDS WEST, 871.02 FEET; THENCE ALONG THE WESTERLY LINE OF SAID PARCEL 1, NORTH 00 DEGREES 03 MINUTES 44 SECONDS WEST, 450.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL D:

EASEMENTS FOR THE LOCATION, PLACEMENT, OPERATION AND MAINTENANCE OF A PYLON SIGN AND FOR UTILITY INSTALLATION AND FOR INGRESS AND EGRESS THERETO, OVER THAT PORTION OF PARCELS 2 AND 3 OF PARCEL MAP NO. 25647, IN THE CITY OF CLAREMONT, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 296 PAGES 53 TO 57 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LOCATED ESSENTIALLY AS DEPICTED ON EXHIBIT "B" OF INSTRUMENT RECORDED SEPTEMBER 17, 2002 AS INSTRUMENT NO. 02-2176000, OFFICIAL RECORDS.

EXHIBIT F

FORM OF ESTOPPEL AFFIDAVIT
(Conveyance-in-Lieu of Foreclosure)

STATE OF CALIFORNIA                  )
)  SS.
COUNTY OF                                         )

Donald P. Knapp and Dale K. Lenington, each an individual (each an "Affiant") for himself, deposes and says:

Affiant Donald P. Knapp is the manager and sole member of DKVCMT, LLC, a Delaware limited liability company, and Affiant Dale K. Lenington is the manager and sole member of DLVCMT, LLC, a Delaware limited liability company.

DKVCMT, LLC, a Delaware limited liability company, and DLVCMT, LLC, a Delaware limited liability company are collectively referred to herein as "Grantor".

Grantor is the identical party who made, executed, and delivered that certain Grant Deed in Lieu of Foreclosure (the "Grant Deed") to ROIC CLAREMONT CENTER II, LLC, a Delaware limited liability company, dated of even date herewith, conveying that certain Real property more particularly described on Exhibit A attached hereto (collectively, the "Real Property").

That the Grant Deed is intended to be and is an absolute conveyance of the title to the Real Property to the grantee named therein, and was not and is not now intended as a mortgage, trust conveyance, or security of any kind; that it is/was the intention of each Affiant, as manager and sole member of the applicable Grantor, as well as the intention of Grantor by the Grant Deed to convey, and by the Grant Deed, Grantor did convey to the grantee therein, all of Grantor's rights, title and interest absolutely in and to the Real Property; that possession of the Real Property has been surrendered to the grantee;

That in the execution and delivery of the Grant Deed, Grantor was not acting under any misapprehension as to the effect thereof, and acted freely and voluntarily and was not acting under coercion or duress;

That possession of the Real Property has been surrendered to the grantee named in the Grant Deed;

That the consideration to Grantor for the Grant Deed was and is the covenant not to sue and other consideration set forth in that certain Conveyance in Lieu of Foreclosure Agreement dated as of (the "Agreement"), executed by Grantor, ROIC Claremont Center LLC, Delaware limited liability company ("Lender"), and the other parties named therein; that at the time of making the Grant Deed, Affiant believed and now believes that the aforesaid consideration therefor represents the fair value of the Real Property so deeded;

This affidavit is made for the protection and benefit of the grantee in the Grant Deed, and such grantee's successors and assigns, and all other parties hereafter dealing with or who may acquire an interest in the Real Property herein described, and particularly for the benefit of Chicago Title Company which is about to insure the title to the Real Property in reliance thereon, and any other title company which may hereafter insure the title to the Real Property;

That Affiant will testify, declare, depose or certify under penalty of perjury before any competent tribunal, officer, or person, in any case now pending or which may hereafter be instituted, to the truth of the particular facts hereinabove set forth.

This Estoppel Affidavit may be executed in any number of counterparts so long as each signatory hereto or thereto executes at least one such counterpart.  Each such counterpart shall constitute one original but all such counterparts taken together shall constitute one and the same instrument.

The Affiant agrees that faxed or scanned (i.e., portable document format (.pdf)) signatures may be used to expedite the transaction contemplated by this Estoppel Affidavit.  Each party intends to be bound by its faxed or scanned signature and each is aware that the parties to whom this Estoppel Affidavit is delivered will rely on the faxed or scanned signature and each acknowledges such reliance and waives any defenses to the enforcement of the documents effecting the transaction contemplated by this Estoppel Affidavit based on a faxed or scanned signature.

The lack of a notary acknowledgment with respect to any signatory shall not alter or reduce the effectiveness of this Estoppel Affidavit.

___________________________________
Donald P. Knapp, an individual

___________________________________
Dale K. Lenington, an individual

STATE OF _________________                    }
} SS.
COUNTY OF ________________                  }

On ___________________, before me, ___________________________, personally appeared Donald P. Knapp who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _____________________________________ (Seal)

STATE OF _________________                    }
} SS.
COUNTY OF ________________                  }

On ___________________, before me, ___________________________, personally appeared Dale K. Lenington who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _____________________________________ (Seal)

EXHIBIT A

LEGAL DESCRIPTION OF THE LAND

PARCEL A:

THE SOUTH 20 FEET OF LOT 21 OF THE NORTHEAST POMONA TRACT, IN THE CITY OF CLAREMONT, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 5 PAGE 461 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THAT PORTION LYING WESTERLY OF THE EAST LINE OF PARCEL MAP NO. 12150, IN SAID CITY, COUNTY AND STATE, AS PER MAP FILED IN BOOK 119 PAGES 57, 58 AND 59 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL B:

INTENTIONALLY OMITTED.

PARCEL C:

THAT PORTION OF PARCEL 1 OF PARCEL MAP NO. 16408, IN THE CITY OF CLAREMONT, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 178 PAGES 56 AND 57 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID PARCEL 1; THENCE ALONG THE NORTHERLY LINE OF SAID PARCEL 1 NORTH 89 DEGREES 56 MINUTES 16 SECONDS EAST, 48.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE ALONG SAID PARCEL 1, NORTH 89 DEGREES 56 MINUTES 16 SECONDS EAST, 526.15 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 273.00 FEET; THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 25 DEGREES 43 MINUTES 26 SECONDS, AN ARC DISTANCE OF 122.57 FEET TO A REVERSE CURVE CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF 327.00 FEET; THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 25 DEGREES 29 MINUTES 47 SECONDS, AN ARC DISTANCE OF 145.51 FEET; THENCE ALONG THE NORTHERLY LINE OF SAID PARCEL 1 SOUTH 89 DEGREES 50 MINUTES 05 SECONDS EAST, 67.29 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 25.00 FEET;

THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 53 DEGREES 07 MINUTES 48 SECONDS, AN ARC DISTANCE OF 23.18 FEET; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 1, SOUTH 00 DEGREES 09 MINUTES 55 SECONDS WEST, 380.20 FEET; THENCE

ALONG THE SOUTHERLY LINE OF SAID PARCEL 1, SOUTH 89 DEGREES 56 MINUTES 16 SECONDS WEST, 871.02 FEET; THENCE ALONG THE WESTERLY LINE OF SAID PARCEL 1, NORTH 00 DEGREES 03 MINUTES 44 SECONDS WEST, 450.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL D:

EASEMENTS FOR THE LOCATION, PLACEMENT, OPERATION AND MAINTENANCE OF A PYLON SIGN AND FOR UTILITY INSTALLATION AND FOR INGRESS AND EGRESS THERETO, OVER THAT PORTION OF PARCELS 2 AND 3 OF PARCEL MAP NO. 25647, IN THE CITY OF CLAREMONT, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 296 PAGES 53 TO 57 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LOCATED ESSENTIALLY AS DEPICTED ON EXHIBIT "B" OF INSTRUMENT RECORDED SEPTEMBER 17, 2002 AS INSTRUMENT NO. 02-2176000, OFFICIAL RECORDS.

EXHIBIT F-1

FORM OF RELEASE OF LENDER

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, DKVCMT, LLC and DLVCMT, LLC, each a Delaware limited liability (individually and collectively referred and jointly and severally obligated as "Borrower"), and DONALD P. KNAPP and DALE K. LENINGTON, each an individual (individually and collectively referred and jointly and severally obligated as "Guarantor"), hereby agree as follows:

1.           Borrower and Guarantor do hereby fully, forever and irrevocably release, discharge and acquit each and all of (i) ROIC Claremont Center, LLC, a Delaware limited liability company ("Lender"), and (ii) ROIC Claremont Center II, LLC, a Delaware limited liability company ("Buyer"), and each and all of Lender's and Buyer's respective past and present affiliates, and the respective past and present officers, directors, shareholders, agents, and employees of each and all of the foregoing entities, and each and all of their respective predecessors, successors, heirs, and assigns, and any other person or entity now, previously, or hereafter affiliated with any or all of the foregoing entities (Lender, Buyer and each and all said affiliates, officers, directors, shareholders, agents and employees shall be collectively referred to herein below as the "Lender Released Parties" and each such reference shall refer jointly and severally to Lender, Buyer and such other persons and entities), of and from any and all rights, claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length (collectively a "Claim" or the "Claims") which arise from, in respect of, in connection with, out of, or relate to the Loan or the Loan Documents or the administration thereof, or the Property or any other collateral for the Loan, as well as any action or inaction of the Released Parties or any of them with respect to the Loan or the administration thereof arising or occurring on or before the date hereof.

For the avoidance of doubt, the aforementioned Release shall not apply to any Claim Borrower or Guarantor may have against Bank of America, N.A. and/or Countrywide Commercial Real Estate, Inc., but such Release expressly includes any Claim that Borrower and Guarantor may have against Lender including, without limitation, Claims against Lender as successor in interest to Bank of America, N.A. and/or Countrywide Commercial Real Estate, Inc. with respect to the Loan.

2.           Borrower and Guarantors irrevocably covenant and agree that they shall forever refrain from initiating, filing, instituting, maintaining, or proceeding upon, or encouraging,

advising or voluntarily assisting any other person or entity to initiate, institute, maintain or proceed upon any Claim of any nature whatsoever released in Paragraph 1 above.

3.           Borrower and Guarantors represent and warrant that they are the owners of and have not assigned, sold, transferred, or otherwise disposed of any of the Claims released in paragraph 1 above.

4.           Borrower and Guarantors represent and warrant that they have the authority and capacity to execute this Release.

5.           As further consideration for this Release, Borrower and each Guarantor, for itself, its successors and its assigns, hereby agrees, represents, and warrants that the matters released herein are not limited to matters that are known or disclosed, and Borrower and each Guarantor hereby waives any and all rights and benefits that it now has, or in the future may have, conferred upon it by virtue of any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to Section 1542 of the Civil Code of the State of California, which Section provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

BORROWER AND GUARANTOR ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES AND OBLIGATIONS WHICH ARE RELEASED BY THIS RELEASE IN FAVOR OF THE LENDER RELEASED PARTIES, AND BORROWER AND GUARANTORS HEREBY EXPRESSLY, UNCONDITIONALLY AND IRREVOCABLY WAIVE AND RELEASE ALL RIGHTS AND BENEFITS WHICH IT, HE OR SHE MIGHT OTHERWISE HAVE WITH REGARD TO THE RELEASE OF THE LENDER RELEASED PARTIES SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, AND OBLIGATIONS.  TO THE EXTENT (IF ANY) SUCH LAWS MAY BE APPLICABLE, BORROWER AND GUARANTOR EXPRESSLY, UNCONDITIONALLY AND IRREVOCABLY WAIVE AND RELEASE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT OR DEFENSE WHICH IT, HE OR SHE MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION, WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY WAIVERS OR RELEASES UNDER THIS RELEASE.

6.           It is understood and agreed that the acceptance of delivery of this Release by the Released Parties shall not be deemed or construed as an admission of liability by any Released Parties, and each such party hereby expressly denies liability of any nature whatsoever arising from or related to the subject of this Release.

7.           Borrower and Guarantor hereby agrees, represents, and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Release, that it has read this Release or has had the same read to them by its counsel, that it has had this Release fully explained by such counsel, and that it is fully aware of its content and legal effect.  This Release may be pleaded as a full and complete defense to or be used as the basis for an injunction against any action, suit, or other proceeding that may be instituted, prosecuted, or attempted in breach of this Release.  Borrower expressly agrees that the customary rule of contract interpretation to the effect that ambiguities are to be construed or resolved against the drafting party shall not be employed in the interpretation or construction of this Release.

8.           In the event an action is brought arising out of an alleged breach of this Release, the prevailing party in said action will be entitled to recover from the breaching party, in addition to any other relief provided by the law, such costs and expenses as may be incurred by the prevailing party, including court costs and reasonable attorneys' fees and disbursements and other reasonable costs and expenses.

9.           This Release will be binding upon and for the benefit of the parties hereto and their respective successors, heirs, devisees, executors, affiliates, representatives, assigns, officers, agents, and employees wherever the context requires or admits (but shall in no event extend to any owner of the Property of any part thereof).

10.           This Release is governed by and shall be construed under the laws of the State of California.

11.           This Release may be executed by facsimile or other electronic means, and in any number of counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.  The lack of a notary acknowledgment with respect to any signatory shall not alter or reduce the effectiveness of this Release of Lender.

12.           Initially capitalized terms not defined herein shall have the meaning ascribed to such terms in that certain Conveyance in Lieu of Foreclosure Agreement dated as of September ___, 2010 executed by Borrower, Guarantor and Lender.

[Signatures on Next Page]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Release as of the date and year first written above.

BORROWER:

DKVCMT, LLC, a Delaware limited liability company

By:	_________________________________
Donald P. Knapp, Manager

DLVCMT, LLC, a Delaware limited liability company

By:	_________________________________
Donald P. Knapp, Manager

GUARANTOR:

______________________________
Donald P. Knapp, an individual

______________________________
Dale K. Lenington, an individual

STATE OF _________________                    }
} SS.
COUNTY OF ________________                  }

On ___________________, before me, ___________________________, personally appeared Donald P. Knapp who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _____________________________________ (Seal)

STATE OF _________________                    }
} SS.
COUNTY OF ________________                  }

On ___________________, before me, ___________________________, personally appeared Dale K. Lenington who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _____________________________________ (Seal)

EXHIBIT F-2

FORM OF RELEASE OF BORROWER PARTIES

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, ROIC CLAREMONT CENTER LLC, a Delaware limited liability company ("Lender") for itself and for its successors and assigns, hereby agrees as follows:

1.           So long as no Triggering Event (as hereinafter defined) has occurred, Lender hereby fully, forever and irrevocably releases, discharges and acquits each and all of DKVCMT, LLC, a Delaware limited liability company, DLVCMT, LLC, a Delaware limited liability company, DONALD P. KNAPP, an individual, and DALE K. LENINGTON, an individual (individually and collectively, the "Borrower Parties", and each such reference shall refer individually and collectively to each and all of the Borrower Parties) and each and all of their respective past and present officers, directors, shareholders, agents, and employees, as applicable (the Borrower Parties and each and all said officers, directors, shareholders, agents and employees shall be collectively referred to herein below as the "Released Parties" and each such reference shall refer jointly and severally to each and all of the Borrower Parties and such officers, directors, shareholders, agents and employees) of and from any and all rights, claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length (collectively a "Claim" or the "Claims") which arise under or are evidenced by the Loan Documents.  The aforementioned Release shall not apply to any Claims that Lender may have under (a) that certain Conveyance in Lieu of Foreclosure Agreement dated as of September__, 2010 executed by Borrower Parties and Lender (the "Agreement") and (b) that certain Environmental Indemnity Agreement dated as of June 28, 2007 executed by Donald P. Knapp, an individual, and Dale K. Lenington, an individual, in favor of Lender's predecessor in interest; provided, however, Lender acknowledges and agrees that Donald P. Knapp, an individual, and Dale K. Lenington, an individual, shall not have any liability under the aforementioned Environmental Indemnity Agreement with respect to matters solely relating to acts or omissions that first occur after Closing.  For the avoidance of doubt, subject to the Lender's covenant not to sue set forth in Section 5.1 of the Agreement, the Borrower's obligations under the Note and the other Loan Documents remain in full force and effect, to enable Lender to foreclose the Deed of Trust if Lender elects to do so in Lender's sole and absolute discretion.

2.           "Triggering Event" shall mean any or all of the following:

(a)           (i) The occurrence of any voluntary Bankruptcy Action within twelve (12) months after the date hereof, or (ii) the occurrence of any Bankruptcy Action at any time that results in a rescission of the transfer of any interest, whether direct or indirect, in the Property to Buyer or any determination that any interest, whether direct or indirect, in the Property was fraudulently conveyed to Buyer.  For the purposes hereof, "Bankruptcy Action" means (i) the filing by any Borrower Party of a voluntary petition for relief under any present or future, federal, state or other statute or law governing bankruptcy, insolvency or the rehabilitation or liquidation of insurers (collectively, the "Bankruptcy Code") or the adjudication of any Borrower Party as a debtor, bankrupt or insolvent, or (ii) the filing by any Borrower Party of any petition or answer seeking or consenting to or acquiescing in any order for relief, reorganization, rehabilitation, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code, or (iii) the filing by any Borrower Party of an answer admitting or failing to deny the material allegations of a petition against any Borrower Party for any such relief, or (iv) the failure within twenty (20) days after the commencement of any involuntary proceeding against any Borrower Party, whether commenced by the filing of a petition or otherwise, seeking any order for relief, reorganization, rehabilitation, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code, to have such proceeding discharged, stayed or dismissed, or (v) the failure by any Borrower Party, within ninety (90) days after the appointment (without the consent or acquiescence of such Borrower Party) of any trustee, conservator, receiver or liquidator of or for any Borrower Party, to have such an appointment vacated or otherwise discharged;

(b)           any Borrower Party or its affiliate shall file any complaint, cross complaint, answer or other pleading of any type or nature by which any Borrower Party or its affiliate or any successor-in-interest thereto seeks to enjoin, restrain or otherwise interfere with the completion of any sale under, or any power of sale contained in, the Deed of Trust;

(c)           any Borrower Party violates the terms of Section 2 of that certain Release of Lender, dated as of the date hereof, executed by the Borrower Parties for the benefit of the Lender Parties by, among other things, bringing any claims or suits against a Lender Party; or

(d)           the failure of any of representation or warranty made by any Borrower Party in the Agreement or any of the Closing Documents to be true and correct when made.

3.           As further consideration for this Release, Lender, for itself, its successors and its assigns, hereby agree, represent, and warrant that the matters released herein are not limited to matters that are known or disclosed, and Lender hereby waives any and all rights and benefits that it now has, or in the future may have, conferred upon it by virtue of any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to Section 1542 of the Civil Code of the State of California, which Section provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

LENDER ASSUMEs THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES AND OBLIGATIONS WHICH ARE RELEASED BY THIS RELEASE IN FAVOR OF THE RELEASED PARTIES, AND LENDER HEREBY EXPRESSLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES AND RELEASE ALL RIGHTS AND BENEFITS WHICH IT, HE OR SHE MIGHT OTHERWISE HAVE WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, AND OBLIGATIONS.  TO THE EXTENT (IF ANY) SUCH LAWS MAY BE APPLICABLE, LENDER EXPRESSLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES AND RELEASES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT OR DEFENSE WHICH IT, HE OR SHE MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION, WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY WAIVERS OR RELEASES UNDER THIS RELEASE.

4.           The release set forth in Paragraph 1 above shall not constitute a waiver of, nor shall it apply to, any claim, demand, liability, indebtedness, breach of contract, breach of duty or any relationship, act, omission, misfeasance, malfeasance, cause of action, debt, sum of money, account, compensation, contract, controversy, promise, damage, cost, loss or expense not expressly identified in Paragraph 1.  The release set forth in Paragraph 1 above shall be for the sole and exclusive benefit of the Borrower Parties and no other person or entity shall have any rights therein.

5.           It is understood and agreed that the acceptance of delivery of this Release by the Released Parties shall not be deemed or construed as an admission of liability by any Released Parties, and each such party hereby expressly denies liability of any nature whatsoever arising from or related to the subject of this Release.

6.           Lender hereby agrees, represents, and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Release, that it has read this Release or has had the same read to them by their counsel, that it has had this Release fully explained by such counsel, and that it is fully aware of its content and legal effect.  This Release may be pleaded as a full and complete defense to or be used as the basis for an injunction against any action, suit, or other proceeding that may be instituted, prosecuted, or attempted in breach of this Release.  Each Lender expressly agrees that the customary rule of contract interpretation to the effect that ambiguities are to be construed or resolved against the drafting party shall not be employed in the interpretation or construction of this Release.

7.           In the event an action is brought arising out of an alleged breach of this Release, the prevailing party in said action will be entitled to recover from the breaching party, in addition to any other relief provided by the law, such costs and expenses as may be incurred by the prevailing party, including court costs and reasonable attorneys' fees and disbursements and other reasonable costs and expenses.

8.           This Release will be binding upon and for the benefit of the parties hereto and their respective successors, heirs, devisees, executors, affiliates, representatives, assigns, officers, agents, and employees wherever the context requires or admits.

9.           This Release is governed by and shall be construed under the laws of the State of California.

10.           This Release may be executed by facsimile or other electronic means, and in any number of counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

11.           Initially capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Release of Borrower Parties on the date and year first written above.

LENDER:	ROIC CLAREMONT CENTER LLC,

a Delaware limited liability company

By:	_________________________
Name: John Roche
Title: Chief Financial Officer

EXHIBIT G

FORM OF REQUEST FOR DISMISSAL

[TO BE ATTACHED]

EXHIBIT H

FORM OF FEDERAL CERTIFICATION OF NON-FOREIGN STATUS

To inform __________________________, a Delaware limited liability company (the "Transferee") that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended ("Code") will not be required upon the transfer of certain real property to Transferee by CM Stanford, LLC, a Delaware limited liability company (the "Transferor"), the undersigned hereby certifies the following on behalf of the Transferor:

1.	The Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

2.	The Transferor's U.S. tax identification number is ______________

3.	The Transferor's office address is 40941 Tonapah Road, Rancho Mirage, California 92270.

4.	The Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Code.

The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

The Transferor understands that the Transferee is relying on this Certification in determining whether withholding is required upon said transfer.

Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

Date:  _________________, 2010

_____________________________

By:	_________________________
Name: _______________________
Title: ________________________

EXHIBIT I

FORM OF CALIFORNIA FORM 590

[See Attached]

EXHIBIT J

FORM OF TENANT NOTIFICATION LETTER

____________, 2010

_________________________________
_________________________________
_________________________________

Re:	Lease Agreement dated ___________________ for Suite No. ___

Dear Sir or Madam:

You are hereby informed that the undersigned has today sold the above-described property in which you lease space, and has assigned its interest as lessor under the above-described lease ("Lease") to ROIC Claremont Center II, LLC, Attention:  ______________, Phone No. ______________.  Effective this date, all payments coming due under the Lease, and all notices or demands given or made pursuant to the Lease, should be delivered to at the following address:

ROIC Claremont Center II, LLC
c/o Retail Opportunity Investments Corp.
3 Manhattanville Road, 2nd Floor
Purchase, New York  10577
Attention:  Chief Financial Officer

[Signatures on Next Page]

Very truly yours,

DKVCMT, LLC, a Delaware limited liability company

By:	_________________________________
Donald P. Knapp, Manager

DLVCMT, LLC, a Delaware limited liability company

By:	_________________________________
Donald P. Knapp, Manager

CONVEYANCE IN LIEU AGREEMENT

by and between

DKVCMT, LLC and DLVCMT, LLC, each a Delaware limited liability company,

and

ROIC CLAREMONT CENTER, LLC, a Delaware limited liability company

TABLE OF CONTENTS

Page

1.	Certain Definitions		3
2.	Representations, Warranties and Covenants		3
	2.1	Authorization	3
	2.2	Claims	3
	2.3	Disclosure	4
	2.4	Existing Agreements	4
	2.5	Leases and Rents	4
	2.6	Environmental Condition	5
	2.7	Value of Property; Financial Information	5
	2.8	Confirmation	5
	2.9	Transfer of Security Deposits and Account	5
	2.10	No New Agreements	6
	2.11	Termination of Management Agreement	6
	2.12	Operation of the Property	6
3.	Conditions Precedent		7
	3.1	Conditions Precedent to Obligations of Lender
	3.2	Failure of Conditions Precedent
4.	Closing of Transaction		7
	4.1	Closing	7
	4.2	Monies to Borrower or Guarantors	8
	4.4	Casualty and Condemnation	8
	4.5	Borrower's Insurance	8
	4.6	Deliveries at Closing	8
	4.7	Reserve/Escrow Account	10
	4.8	Recording and Delivery of Deed	11
	4.9	Closing Costs	11
	4.10	[Intentionally Deleted]	11
	4.11	Obligations of Lender to Third Parties	11
5.	Covenant Not to Sue		11
	5.1	Covenant Not to Sue	11
6.	Bankruptcy		12
7.	Consent to Foreclosure		13
	7.1	General	13
8.	Acknowledgments		15
9.	Notices		15

(i)

10.	Miscellaneous		16
	10.1	Entire Agreement	16
	10.2	Further Assurances	16
	10.3	Construction	16
	10.4	No Waiver	16
	10.5	Governing Law	16
	10.6	Counterparts	17
	10.7	Controversy	17
	10.8	No Merger, etc	17
	10.9	Absolute Conveyance	17
	10.10	Indemnification	17
	10.11	References	18
	10.12	Confidentiality	18
	10.13	Time of the Essence	18
	10.14	Severability	18
	10.15	Effect on Loan Documents	18
	10.16	Not an "Action"	18
	10.17	[Intentionally Deleted]	18
	10.18	Survival	18
	10.19	Waiver of Trial by Jury	19
	10.20	Relationship	19
	10.21	Mortgagee in Possession	19
	10.22	1031 Exchange	19
	10.23	Ownership of Loan	19

LIST OF EXHIBITS

EXHIBIT A	–	Legal Description of the Land

EXHIBIT B	–	Rent Roll

EXHIBIT C	–	Contracts

EXHIBIT D	–	Form of Grant Deed

EXHIBIT E	–	Form of Bill of Sale and Assignment

EXHIBIT F	–	Form of Estoppel Affidavit

EXHIBIT F-1	–	Form of Release of Lender

EXHIBIT F-2	–	Form of Release of Borrower Parties

EXHIBIT G	–	Form of Request for Dismissal

EXHIBIT H	–	Form of Federal Certification of Non-Foreign Status

EXHIBIT I	–	Form of California Form 590

EXHIBIT J	–	Form of Tenant Notification Letter

(ii)